Exhibit 1.1

LAKELAND INDUSTRIES, INC.
1,205,000 Shares of Common Stock

UNDERWRITING AGREEMENT

June   , 2004

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
  as Representative of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia 22209

Dear Sirs:

     Lakeland Industries, Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company listed on Schedule I hereto (the “Selling Stockholders”), each confirms its agreement with each of the Underwriters listed on Schedule II hereto (collectively, the “Underwriters”), for whom Friedman, Billings, Ramsey & Co., Inc. is acting as representative (in such capacity, the “Representative”), with respect to (i) the sale by the Company and the Selling Stockholders of an aggregate of 1,205,000 shares (the “Initial Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) in the respective number of shares set forth opposite the name of the Company and each such Selling Stockholder in Schedule I hereto, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule II hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of 180,750 additional shares of Common Stock to cover over-allotments (the “Option Shares”), if any, from the Company, as provided in Section 1(b) and in Schedule I hereto, to the Underwriters, acting severally and not jointly, in proportion to the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule II hereto. The Initial Shares and the Option Shares are hereinafter referred to collectively as the “Shares” and the issue and sale of the Initial Shares or the Shares to the Underwriters under this Agreement is, in either case, hereinafter referred to as the “Offering.”

     The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-2 (No. 333-115162) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder (collectively, the “Securities Act”). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including all information deemed (whether by incorporation by reference or otherwise) to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Securities Act) is hereinafter called the “Registration Statement,” except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), “Registration Statement” shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act is hereinafter referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the 462(b) Registration Statement. Each prospectus included in the Registration Statement, or amendments thereof or supplements thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act is hereinafter called the “Preliminary Prospectus.” The term “Prospectus” means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act, and any amendments thereof or supplements thereto. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or Prospectus, as the case may be, and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or any Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder (collectively, the “Exchange Act”). The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

     Each Selling Stockholder has executed and delivered a Power of Attorney substantially in the form attached hereto as Exhibit A (the “Power of Attorney”) pursuant to which each Selling Stockholder party thereto has appointed Christopher J. Ryan and James M. McCormick as such Selling Stockholder’s attorneys-in-fact (the “Attorneys-in-Fact”) with the authority to execute and deliver this Agreement on behalf of such Selling Stockholder and to take certain other actions with respect thereto and hereto.

     The Company and each of the Selling Stockholders and the Underwriters agree as follows:

     1. Sale and Purchase:

     (a) Initial Shares. Upon the basis of the representations and warranties and other terms and conditions herein set forth, at the purchase price per share of $_____, the Company and each Selling Stockholder agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite its name, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders the number of Initial Shares set forth in Schedule II opposite such Underwriter’s name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section

8 hereof, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

     (b) Option Shares. In addition, upon the basis of the representations and warranties and other terms and conditions herein set forth, at the purchase price per share set forth in paragraph (a), the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company all or any part of the Option Shares, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery shall be determined by the Representative, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, the Company shall be obligated to sell the number of Option Shares as to which the Representative shall have exercised the over-allotment option and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

     2. Payment and Delivery:

     (a) Initial Shares. The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least two business days prior notice to the Company shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representative through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company and each of the Selling Stockholders, upon at least two business days prior notice. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representative and the Company). The time at which such payment and delivery are actually made for both Initial Shares and any Option Shares is hereinafter sometimes referred to as the “Closing Time” and the date of delivery of both Initial Shares and any Option Shares is hereinafter sometimes referred to as the “Date of Delivery.”

     (b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least two business days prior notice to the

Company, shall be delivered by or on behalf of the Company to the Representative through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company, upon at least forty-eight hours’ prior notice. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representative in the notice given by the Representative to the Company of the Underwriters’ election to purchase such Option Shares or on such other time and date as the Company and the Representative may agree upon in writing.

     3. Representations and Warranties:

     3.1 The Company represents and warrants to the Underwriters that:

     (a) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Securities Act; and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Securities Act; and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on its issue date, the Closing Time and Date of Delivery, the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder; and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (a) do not apply to, and the Company makes no representation or warranty with respect to, statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company in writing by any Underwriter through the Representative expressly for use therein;

     (b) No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission;

     (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, (i) conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable; and (ii) none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (d) The audited financial statements and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States as applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby;

     (e) Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole (any such effect or change, where the context so requires, is hereinafter called a “Material Adverse Effect” or “Material Adverse Change”), except as otherwise disclosed in the Registration Statement and the Prospectus;

     (f) The Company and each of its subsidiaries has been duly organized and is validly existing as a corporation or a limited liability company in good standing under the laws of its respective jurisdiction of incorporation or organization and is duly qualified to transact business as a foreign corporation or a limited liability company and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its respective properties or the conduct of its respective business requires such qualification, except where the failure to be so qualified could not have a Material Adverse Effect;

     (g) The Company and each of its subsidiaries has full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

     (h) The issued shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned, directly or indirectly, beneficially by the Company free and clear of any security interest, lien, encumbrance, loan, equity or claim except for security interests, liens, encumbrances, pledges or other claims in favor of Merrill Lynch Business Financial Services Inc.;

     (i) The Company has an authorized capitalization as set forth in the Prospectus under the caption “Capitalization”; the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and were issued in compliance with all applicable state and federal laws concerning the issuance of securities; except as otherwise disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of the Company’s subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary; (ii) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations; or (iii) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options; and the Shares to be sold by the Company have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any security interest, lien, encumbrance, loan, equity or claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any subsidiary of the Company is a party or otherwise;

     (j) The capital stock of the Company (including the Shares) conforms to the description thereof contained under the caption “Description of Capital Stock” in the Prospectus;

     (k) The Company and its subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates and regulatory matters;

     (l) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants with respect to the Company as required by the Securities Act;

     (m) Grant Thornton LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants with respect to the Company as required by the Securities Act;

     (n) The execution and delivery of this Agreement have been duly authorized by the Company; this Agreement has been duly executed and delivered by the Company; the Company has the corporate power to enter into this Agreement; and at the Closing Time and each applicable Date of Delivery, the Company will have the corporate power to perform its obligations hereunder;

     (o) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement (i) will not violate any provision of the certificate of incorporation or bylaws of the Company; and (ii) will not violate any provision of law applicable to the Company or any of its subsidiaries, any agreement or other instrument binding upon the Company or any of its subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except in each case set forth in this clause (ii) for violations that would not reasonably be expected to result in a Material Adverse Change or affect the Company’s ability to perform its obligations hereunder;

     (p) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein and, to the knowledge of the Company, no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; no statute, regulation, contract or other document is required to be described in the Registration Statement or the Prospectus that is not described therein as required; and no contract or other document is required to be filed as an exhibit to the Registration Statement that is not filed as required;

     (q) The issuance, offering and sale of the Shares to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws, such as may be required by the NASD Regulation, Inc. (the “NASD”) and, if the registration statement filed with respect to the Shares (as amended) is not effective under the Securities Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Securities Act; or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or affected, or any federal, state, local or foreign law, regulation or rule or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries, except where any such conflict, breach, violation or default would not, singly or in the aggregate, result in a Material Adverse Change;

     (r) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries, has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding (except in any case in which such event would not, singly or in the aggregate, result in a Material Adverse Change) and there has not been any Material Adverse Change, nor is the Company aware of any development involving a prospective Material Adverse Change, except in each case as described in or contemplated by the Prospectus;

     (s) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid any one any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Shares by the Selling Stockholders under this Agreement);

     (t) The Company has not distributed and, prior to the later of (i) the Closing Time and (ii) the completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Securities Act;

     (u) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its subsidiaries, taken as a whole, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus;

     (v) The Company and each of its subsidiaries have good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except (i) such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary and (ii) for security interests, liens and other encumbrances in favor of Merrill Lynch Business Financial Services Inc., and any real property and buildings held under lease by the Company or any such subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made of such property and buildings by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus;

     (w) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is threatened or imminent that could result in a Material Adverse Change, except as described in or contemplated by the Prospectus;

     (x) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change, except as described in or contemplated by the Prospectus;

     (y) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes is sufficient for the conduct of its business; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Change, except as described in or contemplated by the Prospectus;

     (z) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company except (i) as described in or contemplated by the Prospectus or (ii) as prohibited in that certain WCMA Reducing Revolver Loan and Security Agreement, dated January 21, 2004, between the Company and Merrill Lynch Business Financial Services, Inc., or (iii) as prohibited in that certain Term Loan and Security Agreement, dated September 9, 1999, between the Company and Merrill Lynch Business Financial Services Inc., as amended;

     (aa) The Company and its subsidiaries possess all licenses, certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses (except those the failure to possess which would not result in a Material Adverse Change); and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change, whether or not arising from transactions in the ordinary course of business, except as described in or contemplated by the Prospectus;

     (bb) The Company has conducted its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and the Offering will not cause the Company to become an investment company subject to registration under such Act;

     (cc) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not result in a Material Adverse Change) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus;

     (dd) Neither the Company nor any of its subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health, the environment or to the storage, handling or transportation of hazardous or toxic materials or wastes, pollutants or contaminants and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material Adverse Change or as described in or contemplated by the Prospectus;

     (ee) There are no costs or liabilities known to the Company associated with any environmental laws (including, without limitation, any capital or operating expenditures required for clean-up or compliance with environmental laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which could reasonably be expected to, singly or in the aggregate, result in a Material Adverse Change;

     (ff) Each certificate signed by the Chief Executive Officer, Chief Financial Officer or Secretary of the Company and delivered to the Representative or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

     (gg) Except for the shares of capital stock of each of the subsidiaries owned by the Company and such subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus;

     (hh) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

     (ii) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a violation or default in the due performance and observance of any term, covenant or condition of the Company’s charter documents or, by-laws, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company and its subsidiaries which would, singly or in the aggregate, result in a Material Adverse Change;

     (jj) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except for any noncompliance which would not singly or in the aggregate, result in a Material Adverse Change; no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions;

     (kk) No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares, except as described in or contemplated by the Prospectus; and

     (ll) The Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); and neither the Company nor any of its subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

     3.2 Each Selling Stockholder, severally and not jointly, represents and warrants to the Underwriters that:

     (a) Such Selling Stockholder has full power and authority to enter into this Agreement and the Power of Attorney to which it is a party and at the Closing Time and on each Date of Delivery will have full power and authority, to sell, transfer and deliver the Shares to be sold by the Selling Stockholder and to perform its obligations under this Agreement and the Power of Attorney. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of the Power of Attorney and for the execution of this Agreement on behalf of such Selling Stockholder, have been given. Each of the Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof and hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

     (b) Such Selling Stockholder now has, and at the Closing Time or the applicable Date of Delivery will have, (i) good and marketable title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Power of Attorney), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein. Upon the delivery of and payment for such Shares hereunder, such Selling Stockholder will deliver good and marketable title thereto, free and clear of any pledge, lien, encumbrance, security interest or other claim;

     (c) The performance of this Agreement and the consummation of the transactions contemplated herein will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), any provision of any material license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Selling Stockholder is a party or by which it or its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Selling Stockholder; or result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Selling Stockholder;

     (d) Such Selling Stockholder is not prompted to sell Shares by any information concerning the Company which is not set forth in the Registration Statement or the Prospectus;

     (e) All material information with respect to such Selling Stockholder contained in the Registration Statement and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto), complied and will comply in all material respects with all applicable provisions of the Securities Act, and contains and will contain all statements of material fact required to be stated therein in accordance with the Securities Act. The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading with respect to such Selling Stockholder and the Prospectus does not contain and, at the Closing Time, the Prospectus as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to such Selling Stockholder;

     (f) Other than as permitted by the Securities Act, such Selling Stockholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. Such Selling Stockholder has not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Securities Act or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

     (g) Such Selling Stockholder agrees that the arrangements made by such Selling Stockholder for the appointment of the Attorneys-in-Fact by such Selling Stockholder are irrevocable (to the extent provided in the Power of Attorney); and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Stockholder or the occurrence of any other event; if any Selling Stockholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Attorneys-in-Fact in accordance with the terms and conditions of this Agreement and actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Attorneys-in-Fact shall have received notice thereof;

     (h) Such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in the Prospectus under “Description of Capital Stock;”

     (i) Such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement, and such Selling Stockholder does not own any warrants, options, convertible debt or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus; and

     (j) Such Selling Stockholder is not a member of or an affiliate of or associated with any member of the NASD.

     4. Certain Covenants:

     4.1 The Company hereby agrees with each Underwriter:

     (a) To comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002, and to use commercially reasonable efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act of 2002;

     (b) To furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representative may designate and to maintain such qualifications in effect as long as requested by the Representative for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares);

     (c) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing, when such post-effective amendment has become effective;

     (d) To prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m., New York City time, on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, including all exhibits and consents filed therewith, not later than 10:00 a.m., New York City time, on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

     (e) To advise the Representative promptly and (if requested by the Representative) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act;

     (f) To advise the Representative immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; and to advise the Representative promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object in writing;

     (g) To furnish to the Underwriters for a period of one year from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, (ii) as soon as practicable after the filing thereof, copies of all non-confidential reports filed by the Company with the Commission, the NASD or any securities exchange and (iii) such other information as the Underwriters may reasonably request regarding the Company and its subsidiaries; provided, however, that to the extent any such reports or filings are available to the general public at no cost at the Commission’s Internet web site, www.sec.gov, then in lieu of furnishing a copy of such reports or filings to the Underwriters, the Company may, in its sole discretion, furnish the Underwriters with a hyperlink to the location of such reports or filings on the Commission’s Internet web site, www.sec.gov;

     (h) To advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if, in the reasonable opinion of the Representative or counsel to the Underwriters, it is necessary at any time to amend or supplement the Prospectus to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters, copies in such quantities and at such locations as the Representative may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law;

     (i) During such period as in the judgment of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or counsel for the Underwriters, be required by the Securities Act or requested by the Commission;

     (j) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 under the Securities Act, to furnish a copy thereof to the Representative and counsel for the Underwriters and to file no such amendment, supplement or Prospectus to which the Representative shall reasonably object in writing;

     (k) To furnish promptly to the Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto, including all exhibits filed therewith, and such number of conformed copies of the foregoing as the Representative may reasonably request;

     (l) Upon the written request of the Representative, to furnish to the Representative, during the period referred to in paragraph (g) above, a copy of any document filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act;

     (m) To apply the net proceeds of the sale of the Shares in accordance with its statements under the caption “Use of Proceeds” in the Prospectus;

     (n) To make generally available to its security holders and to deliver to the Representative as soon as practicable, but in any event not later than the end of the fiscal quarter occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act) covering a period of 12 months beginning after the effective date of the Registration Statement;

     (o) To use its diligent, reasonable and good faith efforts to maintain the quotation of the Shares on the Nasdaq National Market;

     (p) To engage and maintain, at its expense, a registrar and transfer agent for the Shares;

     (q) To refrain during a period of 90 days from the date of the Prospectus, without the prior written consent of the Representative, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing; or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder; (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant outstanding on the date hereof and described in the Prospectus; (C) any shares of Common Stock issued pursuant to the Company’s Stock Option Plan or any other stock plan or arrangement described in the Prospectus; or (D) any shares of Common Stock issued as consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the capital stock or assets of any other entity or all or a substantial portion of the assets of a business operated by another entity.

     (r) Not to, and to use its diligent, reasonable and good faith efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company; (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

     (s) To cause each director or officer (within the meaning of Section 16 of the Exchange Act) of the Company to furnish to the Representative a letter or letters, substantially in the form of Exhibit B hereto;

     (t) Except as set forth in Section 15 hereof, that the provisions of the letter agreement dated March 24, 2004, as amended (the “Engagement Letter ”), between the Company and the Representative shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated herein;

     (u) That the Company shall obtain or maintain, as appropriate in its sole discretion, Directors and Officers liability insurance in the minimum amount of $1 million which shall apply to the offering contemplated herein;

     (v) If at any time during the 25-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representative, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representative advising the Company to the effect set forth above, to forthwith prepare, consult with the Representative concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representative, responding to or commenting on such rumor, publication or event; and

     (w) That the Company will comply with all of the provisions of any undertakings in the Registration Statement.

     (x) To use its best efforts to (1) complete, by July 30, 2004, an examination of alternative ownership structures or financing arrangements such that neither the Company nor any of its subsidiaries is a party to any transaction, agreement or arrangement with any of its officers or directors or entities formed or owned thereby, involving real properties used by the Company, including any such transaction, agreement or arrangement described in the Prospectus under the caption “Certain Relationships and Related Party Transactions,” and (2) implement, by October 30, 2004, such alternative ownership structures or financing arrangements.

     4.2 Each Selling Stockholder hereby agrees, severally and not jointly, with each Underwriter:

     (a) To deliver to the Representative prior to the Closing Time a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person, within the meaning of the Code) or Form W-9 (if the Selling Stockholder is a United States person, within the meaning of the Code);

     (b) If, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representative, such Selling Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company;

     (c) Such Selling Stockholder agrees to furnish to the Representative a letter substantially in the form of Exhibit B hereto; and

     (d) Such Selling Stockholder agrees to deliver to the Company or the Underwriters such other documentation as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement.

     5. Payment of Expenses:

     (a) The Company agrees to pay all direct costs and expenses incident to the performance of its obligations and the obligations of the Selling Stockholders under this

Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment); (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters; (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment); (iv) the qualification of the Shares for offering and sale under state securities laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers; (v) the filing for review of the public offering of the Shares by the NASD (including the filing fees and other disbursements relating thereto); (vi) the engagement of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement; (vii) the inclusion of the Shares on the Nasdaq National Market; (viii) the preparation of road show presentations with respect to the offering of the Shares (including the travel costs and expenses of the Company’s and the Representative’s personnel); (ix) fees and disbursements of counsel and accountants for the Company; and (x) the performance of the Company’s other obligations hereunder. Upon the reasonable request of the Representative, the Company will provide funds in advance for filing fees.

     (b) The Company agrees to reimburse the Representative for reasonable out-of-pocket expenses incurred in connection with the performance of its activities under this Agreement whether or not the Offering is consummated, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations, travel (including, without limitation, commercial or reasonable charter air travel), and the fees and expenses, up to a maximum of $125,000 in the aggregate, of the Underwriters’ outside legal counsel and any other advisors, accountants, appraisers, etc. (including, but not limited to, the fees and expenses of counsel with respect state securities or blue sky laws and in connection with obtaining the filing for review of the public offering of the Shares by the NASD, all of which shall be reimbursed by the Company).

     (c) The Company agrees with each Underwriter and each Selling Stockholder to pay (directly or by reimbursement) all fees and expenses incident to the performance of the obligations of the Selling Stockholders under this Agreement which are otherwise specifically provided for herein, including, but not limited to, fees and expenses of one and only one counsel for such Selling Stockholders. Notwithstanding the foregoing, it is understood that each Selling Stockholder will pay or cause to be paid (in the form of the difference between the purchase price and the public offering price) the underwriting discount with respect to any Shares sold by such Selling Stockholder to the Underwriters, including any transfer or other taxes payable on the transfer of such Shares and all fees and disbursements of their respective legal counsel in connection with the sale of any Shares sold by such Selling Stockholder pursuant to this Agreement. The provisions of this paragraph shall not supersede or otherwise affect any agreement that the Company and the Selling Stockholders may otherwise have for the allocation of such expenses among themselves.

     (d) If this Agreement shall be terminated by the Underwriters, or any of them, other than any termination pursuant to clause (ii), (iii), (iv) (with respect to an event not specifically relating to trading in securities of the Company), (v) or (vi) of Section 7 of this Agreement, prior to the sale and delivery of the Shares, because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any condition of this Agreement, the Company also will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all of their out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel (including, without limitation, commercial or reasonable charter air travel), and the fees and expenses, up to a maximum of $125,000 in the aggregate, of the Underwriters’ outside legal counsel) and the expenses of any other advisors, accountants, appraisers, etc. (including, but not limited to, the fees and expenses of counsel with respect to state securities or blue sky laws and in connection with obtaining the filing for review of the public offering of the Shares by the NASD, all of which shall be reimbursed by the Company) reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

     6. Conditions of the Underwriters’ Obligations:

     The obligations of the Underwriters hereunder to purchase Shares from the Company or any Selling Stockholder at the Closing Time or on each Date of Delivery, as applicable, are subject to the accuracy of the respective representations and warranties on the part of the Company and such Selling Stockholders who are selling Shares at such Closing Time hereunder and under the Power of Attorney on the date hereof and at the Closing Time and on each Date of Delivery, as applicable, the performance by the Company and the Selling Stockholders of their respective obligations hereunder and under the Power of Attorney and to the satisfaction of the following further conditions at the Closing Time or on each Date of Delivery, as applicable:

     (a) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Gilmartin, Poster & Shafto LLP, outside counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance reasonably satisfactory to King & Spalding LLP, counsel for the Underwriters, stating that:

      (i) the Company has been duly incorporated in the State of Delaware, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified and in good standing could not have a Material Adverse Effect;

      (ii) each domestic subsidiary of the Company has been duly incorporated or otherwise organized, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate or limited liability company, as the case may be, power and authority to own its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of its properties requires such qualification, except where the failure to be so qualified and in good standing could not have a Material Adverse Effect;

      (iii) the issued shares of capital stock of each of the Company’s domestic subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned beneficially by the Company free and clear of, to the best of such counsel’s knowledge, any security interests, loans, encumbrances, equities or claims except for security interests, liens, encumbrances, pledges or other claims in favor of Merrill Lynch Business Financial Services Inc. or as described in the Prospectus;

      (iv) the authorized capital stock of the Company is as set forth in the Prospectus under the caption “Capitalization” as of the dates stated therein; the Shares to be issued by the Company pursuant to the terms of this Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Shares except as described in the Prospectus; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

      (v) the statements (A) in the Prospectus under the captions “Description of Capital Stock”, “Business — Legal Proceedings” and “Material U.S. Tax Considerations for Non-U.S. Holders” and (B) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents (or provisions thereof) proceedings, legal conclusions, or statutes and regulations (or provisions thereof), referred to therein, fairly present the information called for with respect to such legal matters, documents (or provisions thereof) and proceedings, legal conclusions, statutes and regulations (or provisions thereof), and fairly summarize in all material respects such legal matters, documents (or provisions thereof), proceedings, legal conclusions, or statutes and regulations (or provisions thereof);

      (vi) this Agreement has been duly authorized, executed and delivered by the Company and the Company has the corporate power to enter into this Agreement and perform its obligations hereunder;

      (vii) (A) to such counsel’s knowledge, no legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to such counsel’s knowledge, no such proceedings have been threatened against the

Company or any of its subsidiaries or with respect to any of their respective properties, and (B) no contract or other document known to such counsel is required to be filed as an exhibit to the Registration Statement that is not filed as required;

      (viii) the issuance, offering and sale of the Shares to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under the NASD or state securities or blue sky laws (as to which such counsel need express no opinion), or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement, the Company’s most recent annual report on Form 10-K or any subsequent quarterly report on Form 10-Q or current report on Form 8-K and to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to us and applicable to the Company or its subsidiaries;

      (ix) the Company is not subject to registration as an investment company or an entity “controlled” by an investment company under the Investment Company Act of 1940, as amended, and, assuming the proceeds from the Offering are used as contemplated under the caption “Use of Proceeds” in the Prospectus, the transactions contemplated by this Agreement will not cause the Company to become an investment company subject to registration under such Act;

      (x) the form of certificate used to evidence the Common Stock complies in all material respects with the Delaware General Corporation Law and with any applicable requirements of the organizational documents of the Company;

      (xi) we have been informed by the Commission that the Registration Statement is effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 424(b) of the Securities Act has been made in the manner and within the time period required by Rule 424(b); and we have been informed by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission; and

      (xii) the Registration Statement and the Prospectus, as of their respective effective or issue dates and, as amended or supplemented, if applicable, as of the Closing Time, complied as to form in all material respects with the requirements of the Securities Act (except for the financial statements and supporting schedules and other financial and statistical information included or incorporated in or omitted from the Registration Statement and Prospectus, as to which such counsel need express no opinion).

     In addition, such counsel shall state that such counsel has participated in conferences with officers, employees and other representatives of the Company, counsel for the Company, representatives of the independent accountants of the Company and the Representative, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and such counsel has reviewed certain corporate records and documents furnished to such counsel by the Company. Although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as set forth in paragraph (v) above), on the basis of the foregoing, no facts have come to such counsel’s attention that have led such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and the date of such counsel’s opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel makes no statement with respect to financial statements, schedules, and other financial or statistical information included or incorporated therein or excluded therefrom.

     (b) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Christopher J. Ryan, general counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance reasonably satisfactory to King & Spalding LLP, counsel for the Underwriters, stating that:

      (i) all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all applicable federal and Delaware securities laws and, to such counsel’s knowledge, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities;

      (ii) the statements in the Prospectus under the caption “Certain Relationships and Related Party Transactions” insofar as such statements constitute summaries of the legal matters, documents (or provisions thereof) proceedings, legal conclusions, or statutes and regulations (or provisions thereof), referred to therein, fairly present the information called for with respect to such legal matters, documents (or provisions thereof) and proceedings, legal conclusions, statutes and regulations (or provisions thereof), and fairly summarize in all material respects such legal matters, documents (or provisions thereof), proceedings, legal conclusions, or statutes and regulations (or provisions thereof; and

      (iii) no statutes, regulations, contracts or other documents are required to be described in the Registration Statement or the Prospectus that are not described as required.

     (c) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Shan Dong Chang Yuan Law Firm, counsel for the Company’s Chinese subsidiaries, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance reasonably satisfactory to King & Spalding LLP, counsel for the Underwriters, stating that:

      (i) each of the Company’s Chinese subsidiaries: (i) is a duly organized limited liability company and validly existing business enterprise in good standing under the law of its jurisdiction of filing, with full power and authority (business and other) to own or lease its properties and to conduct its business, and (ii) is duly qualified to do business as a wholly foreign owned limited liability company in each jurisdiction wherein the character of the properties owned or leased by it and known, after reasonable inquiry, to such counsel requires such qualification, except where the failure to so qualify would not have a material adverse effect upon such subsidiaries or the Company;

      (ii) the Company owns of record 100% percent of the capital stock each of such subsidiaries and all such ownership interests are duly authorized, validly issued and outstanding, and fully paid and nonassessable, and are owned by the Company, or its subsidiary Laidlaw Adams & Peck, Inc., a Delaware corporation, and to such counsel’s best knowledge after reasonable inquiry, these ownership interests are owned free and clear of any security interest, loan, lien, encumbrance, equity, claim, or other restriction, other than the amount of RMB 2,911,304 owed by Qing Dao MayTung Healthcare Co. Ltd. to Qing Dao Construction Group Co., Ltd. and RMB 12,063,000 to its affiliate sister companies Weifang Lakeland Safety Products Co., Ltd. and Weifang Meiyang Protective Products Co., Ltd. as of the date of such opinion;

      (iii) the Company’s authorized owner’s equity and, to such counsel’s best knowledge after reasonable inquiry, such subsidiaries’ outstanding long-term obligations are as set forth under the captions “Ownership” and “Long Term Debt” in Exhibit A to such opinion;

      (iv) the Company is not subject to any liability as holder of the ownership of such subsidiaries under Chinese law except as liability may be imposed (for debts, wages or salaries due to laborers and employees). To such counsel’s best knowledge after reasonable inquiry, there is not pending or threatened against the Company or any such subsidiary or with respect to any of their respective properties any action, suit or proceeding before or by any court or governmental agency or body of a character such counsel deems to be material. Such counsel did in the past handle three (3) civil suits for Weifang Lakeland Safety Products Co., Ltd. and Weifang Meiyang Protective Products Co., Ltd. all of which were decided in those subsidiaries’ respective favor or dismissed and no appeal has been taken and such counsel believes are timed barred to date;

      (v) to such counsel’s best knowledge after due inquiry neither the Company nor any such subsidiary is in breach of or in default under and the issuance, offering and sale of the Shares to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the provisions of this Agreement and the transactions contemplated herein has not and will not conflict with or result in a breach of (i) any term or provision of its enterprise articles or by-laws or other organizational documents, (ii) any indenture, mortgage, deed of trust, security agreement, note agreement, or other agreement or instrument known to such counsel to which the Company or any such subsidiary is a party or by which it or any such subsidiary is or may be bound or of which any of its or any such subsidiary’s property is the subject, (iii) any indebtedness, or (iv) any statute or any judgment, decree, order, rule of administrative agency or any other governmental body, domestic, but not foreign, or any arbitrator having jurisdiction over the Company or any such subsidiary or their activities or property where the consequences of such breach or default might be material to the Company or any such subsidiary. The issuance, offering and sale of the Shares to the Underwriters by the Company, the compliance by the Company with the provisions of this Agreement and the transactions contemplated herein do not require the consent, approval, authorization, registration or qualification of or with any domestic governmental authority; and

      (vi) the statements in the prospectus relating to the sale of the Shares under the caption “Certain Relationships and Related Party Transactions – Past Related Party Transactions,” insofar as such statements constitute summaries of the legal matters, documents (or provisions thereof) proceedings, legal conclusions, or statutes and regulations (or provisions thereof), referred to therein, fairly present the information with respect to such legal matters, documents (or provisions thereof) and proceedings, legal conclusions, statutes and regulations (or provisions thereof), and fairly summarize in all material respects such legal matters, documents (or provisions thereof), proceedings, legal conclusions, or statutes and regulations (or provisions thereof).

     (d) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Enrique Jimenez Lemus, counsel for the Company’s Mexican subsidiary, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance reasonably satisfactory to King & Spalding LLP, counsel for the Underwriters, stating that:

      (i) such Mexican subsidiary is a stock company of variable capital, legally incorporated according with the laws of Mexico and the laws of its jurisdiction, and validly existing in good standing under the laws of its jurisdiction of incorporation, with the capacity to legally bind itself under obligations, to enter into contracts, to own or lease its properties and to perform any activity that is necessary to carry out its corporate purpose;

      (ii) the Company is not subject to any liability as holder of such ownership of such subsidiary under Mexican Law except as liability may be imposed (for debts, wages or salaries due to laborers and employees). To such counsel’s best knowledge after reasonable inquiry, there are no legal or governmental actions, suits or proceedings pending or threatened to which such subsidiary is a party or to which the property of such subsidiary is subject to, except as set forth in the next sentence. On May 5, 2004, such subsidiary commenced an action in the Federal Tax Court of Mexico seeking to nullify the Audit Department of Celaya’s resolution requesting payment of taxes in the amount of $_____. Such counsel believes this action will be decided in such subsidiary’s favor;

      (iii) to such counsel’s best knowledge after due inquiry such subsidiary is not in breach of or in default under and the issuance, offering and sale of the Shares to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the provisions of this Agreement and the transactions contemplated therein has not and will not conflict with or result in a breach of (1) the Minutes of Incorporation of such subsidiary, (2) minutes of the Board of Directors of such subsidiary, (3) any indenture, mortgage, deed of trust, security agreement, note agreement, or other agreement or instrument known to such counsel to which such subsidiary is a party or by which such subsidiary is or may be bound or of which any of such subsidiary’s property is the subject, (4) any indebtedness, and (5) any statute or any judgment, decree, order, rule of administrative agency or any other governmental body, domestic, but not foreign, or any arbitrator having jurisdiction over the Company or such subsidiary or their activities or property where the consequences of such breach or default might be material to the Company or such subsidiary; and

     (iv) the issuance, offering and sale of the Shares to the Underwriters by the Company, the compliance by the Company with the provisions of this Agreement and the transactions contemplated herein do not require the consent, approval, authorization, registration or qualification of or with any domestic governmental authority.

     (e) Each Selling Stockholder shall furnish to the Underwriters at the Closing Time and on each Date of Delivery, if applicable, an opinion of counsel for such Selling Stockholder, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance reasonably satisfactory to King & Spalding LLP, counsel for the Underwriters, stating that:

      (i) the execution, delivery and performance of this Agreement and the Power of Attorney by such Selling Stockholder, and the consummation by such Selling Stockholder of the transactions contemplated by this Agreement and by the Power of Attorney do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (a) any provision of any material license, indenture, mortgage, deed of trust, loan, credit or other agreement or instrument to which such Selling Stockholder is a party or by which its properties may be bound or affected, and which is known to such counsel, (b) any Delaware or New York law or regulation that an attorney practicing in Delaware or New York exercising customary professional diligence would reasonably recognize to be applicable to such Selling Stockholder or any of its properties or assets or (c) any decree, judgment or order applicable to such Selling Stockholder and of which such counsel is aware;

      (ii) this Agreement and the Power of Attorney have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and each is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity, and except that enforceability of the indemnification and contribution provisions set forth in Section 9 of this Agreement may be limited by the federal or state securities laws of the United States or public policy underlying such laws;

      (iii) assuming that the Underwriters are acquiring the Shares without notice of any adverse claim within the meaning of Section 8-102 of the Uniform Commercial Code as in effect in the States of Delaware and New York, upon delivery of the Shares by or on behalf of the Selling Stockholder to the Underwriters and payment therefor in accordance with this Agreement and the Power of Attorney, the Underwriters will acquire all rights of the Selling Stockholder in the Shares free of any adverse claim;

      (iv) no approval, authorization, consent or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance by such Selling Stockholder of this Agreement and the Power of Attorney, the consummation of the transactions contemplated herein and therein, and the sale and delivery of the Shares by such Selling Stockholder as contemplated herein and therein, other than such as have been obtained or made under the NASD or the Securities Act and the Exchange Act or such as may be required under state securities or blue sky laws (as to which such counsel need express no opinion); and

      (v) the information concerning the Selling Stockholder contained in the Prospectus under the caption “Principal and Selling Stockholders” complies in all material respects with the requirements of the Securities Act.

     (f) The Representative shall have received from PricewaterhouseCoopers LLP, letters dated, respectively, as of the date of this Agreement, the Closing Time and each Date of Delivery, as the case may be, addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, relating to the financial statements of the Company and its subsidiaries, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided that the letter delivered at the Closing Time shall use a “cut-off date” not earlier than the date hereof.

          In the event that the letters referred to above set forth any material increase in indebtedness, material decreases in total assets or retained earnings or material increases in borrowings, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representative deems such explanation unnecessary, and (ii) such changes, decreases or increases do not, in the sole judgment of the Representative, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement.

     (g) The Representative shall have received from Grant Thornton LLP, letters dated, respectively, as of the date of this Agreement, the Closing Time and each Date of Delivery, as the case may be, addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, relating to the financial statements of the Company and its subsidiaries, and such other matters customarily covered by comfort letters issued in connection with registered public offerings.

     (h) The Representative shall have received at the Closing Time and on each Date of Delivery the favorable opinion of King & Spalding LLP, with respect to the issuance and sale of the shares, the Registration Statement and the Prospectus, and such other related matters as the Representative may reasonably request, dated the Closing Time or such Date of Delivery, addressed to the Underwriters and in form and substance reasonably satisfactory to the Representative.

     (i) Any amendment or supplement to the Registration Statement or Prospectus required to be filed with the Commission in accordance with Sections 4.1(f), (h), (i) or (j) of this Agreement shall have been so filed.

     (j) Prior to the Closing Time and each Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; and (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative.

     (k) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

     (l) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery there shall not have occurred any Material Adverse Change, which in the Representative’s sole judgment, makes it, in the Representative’s sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

     (m) The Company shall have timely delivered to the Nasdaq National Market a “Notification Form: Listing of Additional Shares” and all required supporting documentation such that all conditions precedent to the inclusion of the Shares in the Nasdaq National Market shall have occurred.

     (n) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (o) The Representative shall have received agreements from (i) the Company’s officers and directors and (ii) each Selling Stockholder as described in Sections 4.1(s) and 4.2(c), respectively, and such letter agreements shall be in full force and effect.

     (p) The Company will, at the Closing Time and on each Date of Delivery, deliver to the Underwriters a certificate of its (1) Chief Executive Officer and (2) Chief Financial Officer, to the effect that:

      (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the date hereof, as if made on and as of the Closing Time or the Date of Delivery, as applicable, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time or the Date of Delivery, as applicable;

      (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act; and the Commission has not, since the date the Registration Statement was declared effective, requested any additional information with respect to the Registration Statement;

      (iii) when the Registration Statement became effective and at all times subsequent thereto up to the date thereof, the Registration Statement and the Prospectus, and any amendments or supplements thereto contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement, and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein; the Prospectus did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplemented Prospectus which has not been so set forth; and

      (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (a) any Material Adverse Change, (b) any transaction that is material to the Company and its subsidiaries, taken as a whole, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (f) any material loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which caused or will cause a Material Adverse Change, except in each case as described in or contemplated by the Prospectus.

     (q) Each Selling Stockholder will, at the Closing Time and on each Date of Delivery with respect to such Selling Stockholder, as applicable, deliver to the Underwriters a certificate, to the effect that:

      (i) the representations and warranties of such Selling Stockholder set forth in this Agreement and in the Power of Attorney are true and correct as of such date; and

      (ii) such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder and under the Power of Attorney at or prior to such date.

     (r) The Company and the Selling Stockholders, as applicable, shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statements of the Company contained herein and in the Power of Attorney, and the performance by the Company and the Selling Stockholders of their respective covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the Closing Time or any Date of Delivery, as the Underwriters may reasonably request.

     7. Termination:

     The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or any Date of Delivery, if (i) any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) there has been since the respective dates as of which information is given in the Registration Statement, any Material Adverse Change, or any development involving a Material Adverse Change, or material change in management of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, or (iii) there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the sole judgment of the Representative, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) trading in any securities of the Company has been suspended by the Commission or by the Nasdaq National Market or if trading generally on the New York Stock Exchange or in the Nasdaq over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or the over-the-counter market or by order of the Commission or any other governmental authority, or (v) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Representative, has a material adverse effect on the securities markets in the United States or (vi) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representative, materially adversely affects or will materially adversely affect the business or operations of the Company.

     If the Representative elects to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

     If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or any Selling Stockholder shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof), the Underwriters shall be under no obligation or liability under this Agreement (except to the extent provided in Section 9 hereof), and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Section 9 hereof).

     8. Increase in Underwriters’ Commitments:

     If any Underwriter shall default at the Closing Time or on a Date of Delivery in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representative shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representative may terminate this Agreement by notice to the Company, without liability on the part of any non-defaulting Underwriter or the Company except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

     Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).

     If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

     The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

     Nothing contained herein will relieve a defaulting Underwriter from liability for its default.

     9. Indemnity and Contribution by the Company, the Selling Stockholders and the Underwriters:

     (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of the Company contained herein, (ii) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company) or (iv) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement or necessary to make the statements made therein not misleading or any omission or alleged omission to state a material fact required to be stated in any such Prospectus or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement or Prospectus and, provided further that the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if (i) the Prospectus (or such amendment or supplement) shall have been delivered to the Underwriters in compliance with Section 4.1(d) and (ii) the person asserting any such loss, claim, damage or liability purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus (as so amended or supplemented) at or prior to the written confirmation of the sale of such Shares to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company may otherwise have.

     (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of such Selling Stockholder contained herein or in the Power of Attorney, (ii) any failure on the part of such Selling Stockholder to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company) or (iv) any omission or alleged omission to state a material fact required to be stated in such Registration Statement or necessary to make the statements made therein not misleading or any omission or alleged omission to state a material fact required to be stated in any such Prospectus or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by such Selling Stockholder to the Company expressly for use in such Registration Statement or Prospectus, and provided further that such Selling Stockholder will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if (i) the Prospectus (or such amendment or supplement) shall have been delivered to the Underwriters in compliance with Section 4.1(d) and (ii) the person asserting any such loss, claim, damage or liability purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Shares to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that the Selling Stockholders may otherwise have.

     (c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company and each Selling Stockholder, the Company’s directors, the Company’s officers that signed the Registration Statement, and any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Stockholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representative to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus or (ii) any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or necessary to make the statements made therein not misleading or any omission or alleged omission to state a material fact required to be stated in any such Prospectus or necessary to make such information, in the light of the circumstances under which made, not misleading. The indemnity agreement set forth in this Section 9(c) shall be in addition to any liabilities that such Underwriter may otherwise have.

     (d) If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to subsection (a) or (b) above, such Underwriter shall promptly notify the Company or such Selling Stockholder, as applicable, in writing of the institution of such action, and the Company or such Selling Stockholder, as applicable, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company or such Selling Stockholder, as applicable, will not relieve the Company or such Selling Stockholder, as applicable, of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder, as applicable, in connection with the defense of such action, or the Company or such Selling Stockholder, as applicable, shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company or such Selling Stockholder, as applicable (in which case neither the Company nor such Selling Stockholder shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or the Selling Stockholder, as applicable, and paid as incurred (it being understood, however, that neither the Company nor any Selling Stockholder shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than one local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, neither the Company nor any Selling Stockholder shall be liable for any settlement of, or consent to the entry of any judgment with respect to, any such claim or action effected without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

     If any action is brought against the Company, any Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to subsection (c) above, the Company, such Selling Stockholder or such person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Representative on behalf of the Underwriters will not relieve the Underwriters of any obligation hereunder, except to the extent that its or their ability to defend is actually impaired by such failure or delay. The Company, such Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, such Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Underwriters and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than one local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of, or consent to the entry of any judgment with respect to, any such claim or action effected without the prior written consent of the Representative, which consent shall not be unreasonably withheld, conditioned or delayed.

     (e) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b) and (c) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, of the Selling Stockholders and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Stockholders, as applicable, bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, of the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

     (f) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (e)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total public offering price of the Shares purchased by such Underwriter under this Agreement exceeds the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of any such loss, claim, damage or liability. Notwithstanding the provisions of this Section 9, the liability of each Selling Stockholder under the representations, warranties and agreements contained herein and under the indemnity and contribution agreements contained in this Section 9 shall be limited to an amount equal to the lesser of (i) the percentage of the total amount of such losses, claims, damages or liabilities for which the Underwriters or any persons controlling such Underwriters are entitled to indemnity hereunder obtained by dividing the total number of Shares sold by the Selling Stockholder by the total number of Shares sold hereunder and (ii) the amount of the proceeds (net of underwriting discounts and commissions) received by such Selling Stockholder from the sale of Shares to the Underwriters pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint. The Selling Stockholders’ obligations to contribute pursuant to this Section 9 are several in proportion to the net proceeds received by them from the sale of Shares to the Underwriters pursuant to this Agreement, and not joint. The Company and such Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

     10. Survival:

     The indemnity and contribution agreements contained in Section 9 and the covenants, agreements, warranties and representations of the Company, the Selling Stockholders and the Underwriters contained in this Agreement shall remain in full force and effect following the sale and delivery of the Shares regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers, the Selling Stockholders or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. The Company, each Selling Stockholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company’s officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

     11. Notices:

     Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department (with copies to King & Spalding LLP, 1730 Pennsylvania Avenue NW, Washington D.C. 20006, Attention: Andrew C. Lynch); if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 711-2 Koehler Avenue, Ronkonkoma, New York 11779, Attention: Christopher J. Ryan and to Gilmartin, Poster & Shafto LLP, 845 Third Avenue, 18th Floor, New York, New York 10022, Attention: Harold S. Poster); or if to a Selling Stockholder, shall be sufficient in all respects if delivered to the Company at the address indicated above, Attention: Christopher J. Ryan (with copies to Gilmartin, Poster & Shafto LLP, 845 Third Avenue, 18th Floor, New York, New York 10022, Attention: Harold S. Poster).

     12. Governing Law; Headings:

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     13. Parties at Interest:

     The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders and the controlling persons, directors and officers referred to in Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

     14. Counterparts and Facsimile Signatures:

     This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

     15. Entire Agreement:

     This Agreement and the Engagement Letter (other than Sections 4(a), 4(b), 4(c) and 5 thereof and the Appendix thereto (solely to the extent that such Sections and Appendix relate to the Offering)) constitute the entire agreement between the parties and supersede and cancel any and all prior or contemporaneous arrangements, understandings and agreements, written or oral, between them relating to the subject matter hereof.

     If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters.

Very truly yours,

LAKELAND INDUSTRIES, INC.

By:
Name:
Title:

THE SELLING STOCKHOLDERS LISTED ON SCHEDULE I ATTACHED HERETO
By:
Name:
	Title:	Attorney-in-Fact

Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By:

Name:
Title:

For itself and as Representative of the other
Underwriters listed on Schedule II hereto.

Schedule I

	Maximum	Maximum
	Number of Initial	Number of Option
Name of Party Selling Shares	Shares to Be Sold	Shares to Be Sold
Lakeland Industries, Inc.	1,100,000	180,750
Raymond J. Smith	100,000	0
Michael E. Cirenza	5,000	0

TOTAL	1,205,000	180,750

I-1

Schedule II

Number of Initial
Underwriter	Shares to Be Purchased
Friedman, Billings, Ramsey & Co., Inc.

TOTAL	1,100,000

II-1

Exhibit A

FORM OF IRREVOCABLE POWER OF ATTORNEY

Christopher J. Ryan
James M. McCormick
As Attorneys-In-Fact
c/o Lakeland Industries, Inc.
711-2 Koehler Avenue
Ronkonkoma, New York 11779

Ladies and Gentlemen:

     The undersigned stockholder (the “Selling Stockholder”) of Lakeland Industries, Inc., a Delaware corporation (the “Company”), contemplates that he may sell issued and outstanding shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), to certain underwriters (the “Underwriters”), pursuant to the Underwriting Agreement referred to below, in connection with the registered public offering of Common Stock (the “Offering”) on the Registration Statement (as defined below). The Selling Stockholder understands that the Company has filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-2 (No. 333-115162), as amended (the “Registration Statement”), covering the registration under the Securities Act of 1933, as amended (the “Securities Act”), of (i) shares of Common Stock to be sold by the Company and the Selling Stockholder and each of the other Selling Stockholders (as defined in the Underwriting Agreement) and (ii) solely to cover over-allotments, shares of Common Stock that may be sold by the Company in the Offering. Capitalized terms used herein without definition shall have their respective meanings set forth in the Underwriting Agreement.

     The Selling Stockholder, by executing and delivering this Irrevocable Power of Attorney (this “Agreement”), confirms his willingness to sell up to the aggregate number of shares of Common Stock set forth on Appendix A hereto under the heading “Number of Initial Shares to Be Sold by the Selling Stockholder” (or such other lesser number of shares of Common Stock, as determined by the Attorneys-in-Fact in accordance herewith) (the “Shares”) to the Underwriters, all as hereinafter provided.

     The Selling Stockholder hereby acknowledges receipt of (i) a draft of an underwriting agreement dated May 21, 2004 (the “Underwriting Agreement,”) among the Company, the Selling Stockholder and each of the other Selling Stockholders party thereto and the Underwriters, relating to the Offering of Common Stock to be purchased by the Underwriters from the Company and the Selling Stockholders, and (ii) a copy (without exhibits) of the Registration Statement and all amendments thereto through the date of execution hereof. The Selling Stockholder understands that the Underwriting Agreement is subject to revision before execution, with such changes as the Attorneys-in-Fact deem appropriate (including with respect to the number of Shares to be sold by the Selling Stockholder, but in no event may the Attorneys-in-Fact increase the number of Shares to be sold beyond the number set forth on

Appendix A), and that the Registration Statement has not yet become effective under the Securities Act and is subject to amendment.

     To induce the Underwriters to enter into the Underwriting Agreement with the Company and the Selling Stockholders and to secure their performance, the Selling Stockholder, for the benefit of the Underwriters and the Company, agrees as follows:

     (1) Appointment of Attorneys-in-Fact, Grant of Authority. For purposes of effecting the sale of the Shares pursuant to the Underwriting Agreement, the Selling Stockholder hereby irrevocably makes, constitutes and appoints Christopher J. Ryan and James M. McCormick, and each of them, the true and lawful agents and attorneys-in-fact of the Selling Stockholder (each, an “Attorney-in-Fact” and, collectively, the “Attorneys-in-Fact”), each with full power and authority (except as provided below) to act hereunder, individually, collectively, or through duly appointed successor attorneys-in-fact, in his, her or their sole discretion (it being understood and agreed that the Attorneys-in-Fact may, unless otherwise specified herein, act individually and, where collective action is specified, act collectively by and through the joint action of each of them, and that each of them may duly appoint successor attorneys-in-fact and delegate to them any and all of their powers hereunder), all as hereinafter provided, in the name of and for and on behalf of the Selling Stockholder, as fully as could the Selling Stockholder if present and acting in person, with respect to all matters in connection with the execution and delivery of the Underwriting Agreement and the registration and sale of the Shares in the Offering including, but not limited to, the power and authority to:

      (a) authorize and direct the Selling Stockholder and any other person or entity to take any and all actions as may be necessary or deemed to be advisable by the Attorneys-in-Fact or any of them to effect the sale, transfer and disposition of the Selling Stockholder’s Shares in, and in connection with, the Offering (including without limitation to determine the number of Shares to be sold by the Selling Stockholder (which may differ from the amount set forth in the drafts of the Registration Statement and Underwriting Agreement reviewed by the Selling Stockholder) and the price at which such Shares will be sold to the Underwriters), on such terms and conditions, except as set forth below, as the Attorneys-in-Fact or any of them may, in their sole discretion, determine;

      (b) negotiate, execute and deliver the Underwriting Agreement, substantially in the form of the draft dated May 21, 2004 with such changes therein as the Attorneys-in-Fact or any of them, in their sole discretion, except as set forth below, may determine and execute and deliver any amendments, modifications or supplements to the Underwriting Agreement, the execution and delivery of such Underwriting Agreement by any Attorneys-in-Fact to be conclusive evidence of their approval thereof and carry out and comply with each and all of the provisions of the Underwriting Agreement;

      (c) arrange for, prepare or cause to be prepared an amendment or amendments to the Registration Statement and take all actions as may be necessary or deemed to be desirable with respect to the Registration Statement, including, without limitation, the execution, acknowledgment and delivery of all such certificates, reports, assurances, documents, letters and consents, as may be necessary or deemed to be desirable in connection therewith, and execute, acknowledge and deliver any and all certificates, assurances, reports, documents, letters and consents to the Commission, appropriate authorities of states or other jurisdictions, the Underwriters or legal counsel, which may be required or appropriate in connection with the registration of the Shares under the Securities Act or the securities or blue sky laws of the various states and jurisdictions or to facilitate sales of the Shares including, but not limited to (i) a request for acceleration of the effective date of the Registration Statement and (ii) any representations to the Commission necessary to facilitate effectiveness of the Registration Statement;

      (d) endorse (in blank or otherwise), transfer and deliver on behalf of the Selling Stockholder the certificates for Shares to be sold by the Selling Stockholder to the Underwriters, or a stock power or stock powers attached to such certificates; and

      (e) take or cause to be taken any and all further actions, and execute and deliver, or cause to be executed and delivered, any and all such agreements (including, but not limited to, the Underwriting Agreement and any and all documents, instruments and certificates as may be necessary or deemed to be advisable in connection therewith), instruments, documents, certificates and share powers, with such changes as the Attorneys-in-Fact or any of them may, in their sole discretion, approve (such approval to be evidenced by their signature thereon) as may be necessary or deemed to be desirable by the Attorneys-in-Fact or any of them to effectuate, implement and otherwise carry out the transactions contemplated by the Underwriting Agreement and this Agreement, or as may be necessary or deemed to be desirable in connection with the registration of the Shares pursuant to the Securities Act or the sale of the Shares or to join the Company in withdrawing the Registration Statement if the Company should desire to withdraw the Registration Statement; provided, however, that the Attorneys-in-Fact shall act collectively insofar as their actions shall concern (i) the determination of the number of Shares to be sold by the Selling Stockholder in the Offering, (ii) the determination of or any change in or modification of any material terms and conditions of the Offering, including, but not limited to, any determination with respect to the pricing (subject to the conditions set forth on Appendix A hereto) or the timing of the Offering, and (iii) determinations with respect to any pro rata allocation of Shares to be sold by the Selling Stockholder in the Offering. The Attorneys-in-Fact shall treat equitably all Selling Stockholders for whom the Attorneys-in-Fact are acting.

     (2) Irrevocability. The Selling Stockholder has conferred and granted the power of attorney and all other authority contained herein in consideration of the Company’s, the other Selling Stockholders’ and the Underwriters’ proceeding with, and for the purpose of completing, the transactions contemplated by the Underwriting Agreement. Therefore, the Selling Stockholder hereby agrees that all power and authority hereby conferred is coupled with an interest and is irrevocable and, to the fullest extent not prohibited by law, shall not be terminated by any act of the Selling Stockholder or by operation of law or by the occurrence of any event whatsoever, including without limitation, the death, disability, incapacity, bankruptcy or insolvency of the Selling Stockholder or any similar event. If, after the execution of this Agreement, any such event shall occur before the completion of the transactions contemplated by the Underwriting Agreement and this Agreement, the Attorneys-in-Fact are nevertheless authorized and directed to complete all of such transactions as if such event had not occurred and regardless of notice thereof. Notwithstanding the foregoing, this Agreement may be terminated in accordance with the terms of Section 8.

     (3) Representations, Warranties and Agreements. The Selling Stockholder represents, warrants and agrees that:

      (a) All authorizations and consents, including, but not limited to, any releases necessary for the execution and delivery by the Selling Stockholder of this Agreement and for the sale and delivery of the Shares to the Underwriters have been obtained and are in full force and effect, and the Selling Stockholder has full right, power and authority to enter into the Underwriting Agreement and this Agreement and to sell, transfer and deliver the Shares to the Underwriters.

      (b) If any Shares are to be purchased pursuant to the Underwriting Agreement, the Selling Stockholder hereby agrees to comply with, and to assist the Attorneys-in-Fact in complying with, the provisions of Section 2 of the Underwriting Agreement in connection with delivery of the Shares to the Underwriters.

      (c) The Selling Stockholder has read the draft of the Underwriting Agreement referred to above and understands the same, and agrees that the representations and warranties to be made by or on behalf of the Selling Stockholder as set forth in Section 3.2 of the Underwriting Agreement are incorporated by reference herein, are true and correct with respect to the Selling Stockholder on the date hereof and will be true and correct with respect to the Selling Stockholder at the Closing Time and on each Date of Delivery, if any, with respect to the Offering, as the context of such representations and warranties requires, and authorizes the Attorneys-in-Fact, acting on behalf of the Selling Stockholder, to confirm the truth and accuracy of such representations and warranties in connection with the consummation or implementation of the transactions contemplated by the Underwriting Agreement and this Agreement.

      (d) The Selling Stockholder has not taken and will not take, directly or indirectly, any action intended to constitute or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock; and to assure compliance with Regulation M under the Securities Exchange Act of 1934, as amended, the Selling Stockholder will not make bids for or purchases of, or induce bids for or purchases of, directly or indirectly, any shares of Common Stock until the distribution of all shares being sold in the Offering has been completed; the Selling Stockholder has not and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than the then current prospectus filed with the Commission or other material permitted by the Securities Act.

      (e) The foregoing representations, warranties and agreements are for the benefit of and may be relied upon by the Attorneys-in-Fact, the Company, the Underwriters and their respective legal counsel.

     (4) Payment. The Selling Stockholder hereby authorizes and directs the Attorneys-in-Fact or any of them to take such action as may be required to provide for the distribution to the Selling Stockholder of the proceeds of the Offering owing to the Selling Stockholder in connection therewith, such payment to be made in immediately available funds.

     (5) Compensation. The Selling Stockholder shall have no obligation to pay any compensation to the Attorneys-in-Fact for acting in such capacities. The terms of this paragraph shall survive termination of this Agreement.

     (6) Ownership of Shares. Subject to the terms hereof, until payment of the purchase price for the Shares being sold by the Selling Stockholder pursuant to the Underwriting Agreement has been made by or for the account of the Underwriters, the Selling Stockholder shall remain the owner of the Shares and shall have all rights thereto, including, without limitation, voting or consent rights and the right to receive all dividends and distributions thereon, if any, which are not inconsistent with this Agreement. However, until such payment in full has been made or until the Underwriting Agreement has been terminated, the Selling Stockholder agrees that it will not give, sell, pledge, hypothecate, grant any lien on or security interest in, transfer, deal with or contract with respect to the Shares or any interest therein, except to the Underwriters pursuant to the Underwriting Agreement.

     (7) Release. The Selling Stockholder hereby agrees to release the Attorneys-in-Fact and each of them from any and all liabilities, joint or several, to which they may become subject insofar as such liabilities (or action in respect thereof) arise out of or are based upon any action taken or omitted to be taken by the Attorneys-in-Fact pursuant hereto, except if such liabilities shall result from the bad faith of the Attorneys-in-Fact. This paragraph shall survive termination of this Agreement.

     (8) Termination. If the Underwriting Agreement shall not be entered into on behalf of the Selling Stockholder, or if it shall not become effective pursuant to its terms, or if it shall be terminated pursuant to its terms, or if the Shares agreed to be sold as contemplated by the Underwriting Agreement are not purchased and paid for by the Underwriters on or before June 30, 2004, then this Agreement shall terminate: subject, however, (i) to Section (7) hereof, (ii) to the payment of all expenses incurred by or on behalf of the Selling Stockholder, and (iii) to all lawful action of the Attorneys-in-Fact done or performed pursuant hereto prior to actual receipt of such notice, and thereafter the Attorneys-in-Fact shall have no further responsibilities or liabilities to the Selling Stockholder.

     (9) Notices. Any notice required to be given pursuant to this Agreement shall be deemed given if in writing and delivered in person, or if given by telephone or telegraph if subsequently confirmed by letter, to: (i) Christopher J. Ryan, as Attorney-in-Fact, c/o Lakeland Industries, Inc., 711-2 Koehler Avenue, Ronkonkoma, New York 11779, Attention: Christopher J. Ryan, (ii) James M. McCormick, as Attorney-In-Fact, c/o Lakeland Industries, Inc., 711-2 Koehler Avenue, Ronkonkoma, New York 11779 or (iii) to the Selling Stockholder at the address set forth in the Company’s records.

     (10) Applicable Law. The validity, enforceability, interpretation, and construction of this Agreement shall be determined in accordance with the substantive laws of the State of Delaware, and this Agreement shall inure to the benefit of, and shall be binding upon, the Selling Stockholder and the Selling Stockholder’s heirs, executors, administrators, successors and assigns, as the case may be.

     (11) Counterparts. This Agreement may be signed in any number of counterparts, each executed counterpart constituting an original but all together constituting only one instrument.

     This Irrevocable Power of Attorney shall be effective as of June  , 2004.

Very truly yours,

[ ]
By:

Name:
Title:

     Christopher J. Ryan hereby accepts the appointment as Attorney-in-Fact pursuant to the foregoing Irrevocable Power of Attorney, and agrees to abide by and act in accordance with the terms of said agreement.

Dated:

CHRISTOPHER J. RYAN

     James M. McCormick hereby accepts the appointment as Attorney-in-Fact pursuant to the foregoing Irrevocable Power of Attorney, and agrees to abide by and act in accordance with the terms of said agreement.

Dated:

JAMES M. MCCORMICK

APPENDIX A

Number of Shares to Be Sold by
the Selling Stockholder

up to [                      ] shares
of Common Stock

A-1

Exhibit B

FORM OF LOCK-UP AGREEMENT

Friedman, Billings, Ramsey & Co., Inc.
  As Representative of the several Underwriters
1001 19th Street North
Arlington, Virginia 22209

     RE: Lakeland Industries, Inc. (the “Company”)

Ladies and Gentlemen:

     The undersigned is an owner of record or beneficially of certain shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the “Offering”) for which you will act as the representative (the “Representative”) of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital to repay indebtedness. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

     In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, directly or indirectly, offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (each being, a “Disposition”) any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, “Securities”) now owned or hereafter acquired directly by the undersigned or with respect to which the undersigned has or hereafter acquires the power of Disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to partners or stockholders of the undersigned, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, (iii) with respect to sales or purchases of Common Stock acquired on the open market after the date of the Offering, or (iv) with the prior written consent of the Representative. The foregoing restrictions will terminate after the close of trading of the Common Stock on the 90th day of (and including) the date of the final prospectus filed with the Securities and Exchange Commission in connection with the Offering (the “Lock-Up Period”).

     The foregoing restriction has been expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period, even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option)

B-1

with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that included, relates to or derives any significant part of its value from Securities. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or Securities held by the undersigned except in compliance with the foregoing restrictions.

     This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned. In the event the Offering has not occurred on or before June 30, 2004, this agreement shall be of no further force or effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

B-2

Dated

Printed Name of Holder

By:

Signature

Printed Name of Person Signing (and indicate capacity of person signing as custodian, trustee, or on behalf of an entity)

B-3